                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 8, 1997



                             HUNT MANUFACTURING CO.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                  1-8044                21-0481254
 ---------------------------        -----------          ------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)              File Number)         Identification No.)


         One Commerce Square
         2005 Market Street
         Philadelphia, Pennsylvania                             19103-7085
 --------------------------------------                         ----------
(Address of principal executive offices)                        (Zip Code)


                                 (215) 656-0300
               --------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.           Other Events
                  ------------

The Company issued a press release on April 8, 1997 regarding the adoption of a new strategy and restructuring plan. The information in such press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

In connection with the announcement of such restructuring plan, the Company is filing herewith certain "Cautionary Statements" for the purpose of establishing a readily available document which may be referenced pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such Cautionary Statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(c)   Exhibits.
      --------
      (99.1) Press Release dated April 8, 1997 regarding new strategy and restructuring plan

      (99.2)      Cautionary Statements



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                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

Date:  April 11, 1997

                                  HUNT MANUFACTURING CO.



                             By: /s/ William E. Chandler
                                 ------------------------------
                                 William E. Chandler
                                 Senior Vice President, Finance



                                        3

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                                  EXHIBIT INDEX



Exhibit No.       Title
-----------       -----

   (99.1) Press Release dated as of April 8, 1997 regarding new strategy and restructuring plan

   (99.2)         Cautionary Statements